UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2011

Simulations Plus, Inc.

(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42505 10th Street West, Lancaster, California 93534-7059
(Address of principal executive offices, zip code)

661-723-7723
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 30, 2011, Simulations Plus, Inc., a California corporation (”we” or “our”), completed the disposition and sale of all 2,000 shares of the stock of our wholly-owned subsidiary Words+, Inc. (“Words+”), to the Prentke Romich Company of Wooster, Ohio (“PRC”), for an aggregate of $1,981,604 in cash, pursuant to a Stock Purchase Agreement dated November 15, 2011.  For more information regarding the Stock Purchase Agreement, please see the full text of such document filed as Exhibit 10.1 to our Current Report on Form 8-K filed November 16, 2011, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

We made the decision to sell our interest in Words+ in order to focus our attention on the higher margin pharmaceutical software and consulting services business.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.  Not applicable

(b) Pro forma financial information.

The unaudited pro forma financial statements in the tables below have been prepared by applying pro forma adjustments to the consolidated financial statements included in Simulations Plus, Inc.’s Annual Report on Form 10-K for the year ended August 31, 2011.  The unaudited pro forma statement of operations reflects the transaction described in Item 2.01 above, assuming the transaction had been consummated as of the beginning of the fiscal period presented.  The unaudited pro form balance sheet reflects such transactions, assuming they had been consummated as of August 31, 2011.

The pro forma adjustments, as described in the notes to the unaudited pro forma financial statements, are based upon available information and certain assumptions that we believe are reasonable. The allocations are preliminary in nature and subject to change following the transaction based on refinements as actual data become available. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and the related management’s discussion and analysis of financial condition and results of operations, which are contained in our Annual Report on Form 10-K for the fiscal year ended August 31, 2011.

The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would actually have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period.

SIMULATIONS PLUS, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2011 - unaudited
(In thousands, except earnings per share)

	Simulations Plus, Inc. Consolidated as reported	Words+, Inc. as reported in Consolidated	Pro forma Adjustment (a)		Simulations Plus, Inc. Pro Forma as adjusted

Revenues:	$11,720	$2,981	$(2,981)		$8,739

Cost of sales	2,879	1,381	(1,381)		1,498

Gross profit	8,841	1,600	(1,600)		7,241

Operating expenses
Selling, general, and administrative	4,305	1,467	(1,383)	a-1	2,922
Research and development	935	63	(63)		872

Total operating expenses	5,240	1,530	(1,446)	a-1	3,794

Income from operations	3,601	70	(154)	a-1	3,447

Other income (expense)
Interest income	91	1	(1)		90
Miscellaneous income	1	1	(1)		-
Gain on currency exchange	77	-	-		77

Total other income (expense)	169	2	(2)		167

Income before income taxes
from continuing operations	3,770	72	(156)	a-1	3,614

Provision for income taxes
Deferred income taxes	(284)		-		(284)
Current Income taxes	(771)	-	-		(771)

Net income from continuing operations	$2,715	$72	$(156)	a-1	$2,559

Basic earnings per share	$0.17	$-	$(0.01)		$0.16

Diluted earnings per share	$0.17	$-	$(0.01)		$0.16

Weighted-average common
shares outstanding

Basic	15,540,047	15,540,047	15,540,047		15,540,047

Diluted	16,082,454	16,082,454	16,082,454		16,082,454

SIMULATIONS PLUS, INC.
PRO FORMA BALANCE SHEET
AS OF AUGUST 31, 2011 - unaudited
(In thousands)

	Simulations Plus, Inc. Consolidated as reported	Words+, Inc. as reported in Consolidated		Pro forma Adjustment (b)		Simulations Plus, Inc. Pro Forma as adjusted
ASSETS
Cash and cash equivalents	$10,181	$143		$1,772	b-1	$11,953
Income tax refund receivable	259	-		-		259
Accounts receivable, net of allowance for doubtful accounts
and estimated contractual discounts of $233,385	1,774	603		(603)		1,171
Contracts receivable	186	-		-		186
Inventory	392	392		(392)		-
Prepaid expenses and other current assets	181	57		(57)		124
Deferred income taxes	302	-		-		302
Total current assets	13,275	1,195		720		13,995

Capitalized computer software development costs,
net of accumulated amortization of $5,176,408	2,409	220		(220)		2,189
Property and equipment, net	164	121		(121)		43
Customer relationships, net of						-
accumulated amortization of $126,172	2	-		-		2
Other assets	18	-		-		18
Total assets	$15,868	$1,536		$379		$16,247

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable	$292	$116		$(116)		$176
Accrued payroll and other expenses	495	219		(152)	b-2	343
Accrued income taxes	169			217	b-4	386
Accrued warranty and service costs	44	44		(44)		-
Deferred revenue	141	-		-		141
Total current liabilities	1,141	379		(95)		1,046

Deferred income taxes	690	-		(33)		657
Total liabilities	1,831	379		(128)		1,703

Shareholders' equity
Preferred stock	-	-		-		-
Common stock	4	-		-		4
Additional paid-in capital	4,168	-		-		4,168
Retained earnings (deficit)	9,865	1,157	b-3	507	b-5	10,372
Total shareholders' equity	14,037	1,157		507		14,544
Total liabilities and shareholders' equity	$15,868	$1,536		$379		$16,247

SIMULATIONS PLUS, INC.
NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS
(In thousands)

(a)	Reflects the elimination of Words+ operations

a-1	Reflects intra-company cost sharing adjustments. A significant adjustment was made for Office Lease cost sharing, which we treated as if a portion was subleased to Words+.

(b)	Reflects the elimination of assets and liabilities of Words+, including the resulting gain on the sale, assuming the sale had been consummated on August 31, 2011:

Gross Proceeds from the sale of Words+	$1,982
Professional fees	(210)
Net Proceeds from the sale of Words+	1,772
Net assets of Words+ as of August 31, 2011	(1,157)
Cash of Words+ assumed by Simulations Plus	143
Payroll-related liabilities assumed by Simulations Plus	(67)
Deferred tax adjustment	33
Gain on sale	724

b-1	Reflects Net Proceeds from the sale of Words+
b-2	Reflects payroll-related liabilities which are assumed by Simulations Plus.
b-3	Reflects Words+ net deficit of $124k as reported plus intra company fund liability for $1,281k which Simulations Plus assumed.
b-4	Reflects an increase in accrued income tax based on estimated 30% effective tax rate on gain on sale of Words+.
b-5	Reflects gain of $724K less tax effect of $217

The pro forma statements of operations have not been adjusted to give effect to the gain on sale of Words+

(c) Shell company transactions.  Not applicable

(d) Exhibits.

10.1  Stock Purchase Agreement dated November 15, 2011, by and among Simulations Plus, Inc., Words+, Inc., and Prentke Romich Company, incorporated by reference to Exhibit 10.1 of  Simulations Plus, Inc.’s Current Report on Form 8-K filed November 16, 2011 (Commission No. 001-32046).

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Exchange Act. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate.  Any forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks more fully described in our most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. We assume no obligation to update any forward-looking information contained in this Current Report or with respect to the announcements described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMULATIONS PLUS, INC.
(Registrant)
Date: December 6, 2011
By:  /s/ Momoko Beran
Momoko Beran
Chief Financial Officer